SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 15, 2005

                        RIDGEWOOD ELECTRIC POWER TRUST IV
               (Exact name of registrant as specified in charter)

               Delaware             0-25430              22-3324608
           (State or other        (Commission           (IRS Employer
           jurisdiction of        File Number)        Identification No.)
            organization)

                  1314 King Street, Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (302) 888-7444

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective April 15, 2005, Christopher I. Naunton, Vice President and Chief Financial Officer of Ridgewood Electric Power Trust IV (the "Registrant") resigned his position to pursue other interests. On April 18, 2005, Douglas R. Wilson, age 45, was appointed Executive Vice President and Chief Financial Officer of the Registrant, as well as, its Managing Shareholder, Ridgewood Renewable Power, LLC.

     Mr. Wilson has been associated with Ridgewood Renewable Power, LLC and its affiliates since 1996 acting as a consultant and advisor with respect to investment evaluation, transaction structuring, and execution services. Since May of 2002, Mr. Wilson has served as a Director, Chief Executive Officer and Finance Director of CLP Envirogas Ltd ("CLPE"). CLPE is an entity that develops and operates landfill gas-fired electric generating units in the United Kingdom, eighty-eight (88%) percent of which is owned by the Registran' s affiliates, Ridgewood Electric Power Trust V and The Ridgewood Power Growth Fund. It is anticipated that Mr. Wilson will continue to serve CLPE as an executive and Director during the remainder of its expansion and development phase, which is estimated to be completed within 18-24 months. During that time, Mr. Wilson will devote approximately 20-25% of his time to the affairs of CLPE. CLPE will be responsible for the cost of the time and expense Mr. Wilson devotes to CLPE. Although Mr. Wilson will be engaged on a temporary basis with CLPE as described above, the Registrant does not anticipate that such role for such a relatively short period will adversely affect his duties as the Registrant's Executive Vice President and Chief Financial Officer.

     Mr. Wilson has extensive experience in the energy industry including hydrocarbon and project finance lending and investing and has participated in over $1 Billion of financings. During his 22 years in the financial services industry, he has been with RepublicBank of Dallas, Shearson-Lehman brothers and Bank of Tokyo. He is a graduate of the University of Texas in Arlington and has an MBA from the Wharton School at the University of Pennsylvania.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        RIDGEWOOD ELECTRIC POWER TRUST IV


Date:  April 21, 2005             By /s/ Robert E. Swanson
                                         Robert E. Swanson,
                                         Chief Executive Officer